Earnings Conference Call – First Quarter 2015 April 28, 2015 John Wiehoff, Chairman & CEO Chad Lindbloom, CFO & CIO Tim Gagnon, Director, Investor Relations Exhibit 99.2

Safe Harbor Statement
Except for the historical information contained herein, the matters set forth in this presentation and the accompanying earnings release are forward-looking statements that represent our expectations, beliefs, intentions or strategies concerning future events. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience or our present expectations, including, but not limited to such factors as changes in economic conditions, including uncertain consumer demand; changes in market demand and pressures on the pricing for our services; competition and growth rates within the third party logistics industry; freight levels and increasing costs and availability of truck capacity or alternative means of transporting freight, and changes in relationships with existing truck, rail, ocean and air carriers; changes in our customer base due to possible consolidation among our customers; our ability to integrate the operations of acquired companies with our historic operations successfully; risks associated with litigation and insurance coverage; risks associated with operations outside of the U.S.; risks associated with the potential impacts of changes in government regulations; risks associated with the produce industry, including food safety and contamination issues; fuel prices and availability; changes to our share repurchase activity; the impact of war on the economy; and other risks and uncertainties detailed in our Annual and Quarterly Reports.

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Results Q1 2015
Three months ended March 31
in thousands, except per share amounts
• Total revenue impacted by the decreased fuel prices in the first quarter of 2015.
• Freightquote added approximately 7 percentage points to our total company net revenue growth in the first quarter.
2015 2014 % Change
Total revenues $3,300,890 $3,142,585 5.0%
Total net revenues $525,110 $457,235 14.8%
Income from operations $181,925 $156,971 15.9%
Net income $106,476 $93,187 14.3%
Earnings per share
(diluted)
$0.73 $0.63 15.9%
Weighted average shares
outstanding (diluted)
146,383 149,008 -1.8%
Average headcount 12,565 11,690 7.5%
Ending headcount 12,632 11,703 7.9%

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Transportation Results Q1 2015
The decrease in fuel prices increased Transportation net revenue margin in the first quarter of 2015.
2015 2014 % Change
Total revenues $2,947,257 $2,806,777 5.0%
Total net revenues $495,145 $430,389 15.0%
Net revenue margin 16.8% 15.3% 9.6%
Three months ended March 31
TRANSPORTATION  in thousands
TRANSPORTATION NET REVENUE MARGIN PERCENTAGE
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015
Q1 18.3% 20.2% 18.2% 22.6% 17.4% 17.2% 16.9% 16.2% 15.3% 16.8%
Q2 17.1% 17.9% 15.4% 20.6% 15.8% 16.2% 14.9% 15.3% 15.9%
Q3 17.5% 18.0% 15.9% 19.8% 16.6% 16.4% 15.6% 14.9% 16.1%
Q4 18.3% 17.7% 19.0% 18.3% 17.6% 16.3% 15.8% 15.0% 15.8%
Year 16.3% 17.8% 18.4% 17.0% 20.2% 16.8% 16.5% 15.8% 15.3%

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Truckload Results Q1 2015
TRUCKLOAD NET REVENUES in thousands
North America
Truckload
Year over year change
*Pricing and cost measures exclude the estimated impact
of the change in fuel prices
Freightquote added approximately 3 percentage points to our truckload net revenue growth in the first quarter of 2015 when compared to the first quarter of 2014.
North America truckload shipments increased approximately 6 percent in the first quarter when compared to the first quarter of 2014. Approximately half of this increase was due to the acquisition of Freightquote.
North America truckload net revenue margins increased in the first quarter of 2015 when compared to the first quarter of 2014. This is largely the result of the decrease in the price of fuel.
Quarter
Volume 6%
Approximate pricing* 6%
Approximate cost* 6%
Net revenue margin
$298,380
$272,347 9.6%
% Change 2015
2014
Three months ended March 31

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C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

LTL Results Q1 2015
2015 2014 % Change
$85,370 $60,138 42.0%
Three months ended March 31
LTL NET REVENUES in thousands
LTL
Year over year change
Freightquote added approximately 34 percentage points to our LTL net revenue growth in the first quarter of 2015 when compared to the first quarter of 2014.
Freightquote added approximately 19 percentage points to our LTL volume growth in the first quarter of 2015 when compared to the first quarter of 2014.
Net revenue margin increased in the first quarter of 2015 when compared to the first quarter of 2014. This is primarily the result of a change in our freight mix with more small customers from the
Freightquote business.
Quarter
Volume 28%
Pricing
Net revenue margin

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Intermodal Results Q1 2015
Freightquote added approximately 10 percentage points to our intermodal net revenue growth and to our intermodal volume
growth in the first quarter of 2015 when compared to the first quarter of 2014.
The West Coast port delays negatively impacted intermodal
volumes in the first quarter of 2015.
2015 2014 % Change
$10,512 $8,940 17.6%
Three months ended March 31
INTERMODAL NET REVENUES  in thousands
Year over year change
INTERMODAL
Quarter
Volume 14%
Pricing
Net revenue margin

Global Forwarding Results Q1 2015
Ocean, Air and Customs
2015 2014 % Change
Ocean $50,190 $43,612 15.1%
Air $20,639 $17,454 18.2%
Customs $10,263 $9,332 10.0%
Three months ended March 31
NET REVENUES  in thousands
Quarter
Volume
Pricing
Net revenue margin
OCEAN
Quarter
Volume
Pricing
Net revenue margin
AIR
Year over year change Year over year change
Combined Global Forwarding services net revenues increased 15.2% in the first quarter when compared to the first quarter of 2014.
Global Forwarding net revenue growth was driven by margin expansion and volume growth.
The West Coast port delays had a favorable impact on our global forwarding net revenues in the first quarter of 2015 as we assisted customers with alternative solutions to their ocean shipment needs.

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Other Logistics Services Results Q1 2015
Other Logistics Services net revenues include transportation managed services, warehousing and small parcel.
Freightquote added approximately 2 percentage points to our
Other Logistics Services net revenue growth in the first quarter of
2015.
Managed Services provided growth in Other Logistics Services.
2015 2014 % Change
$19,791 $18,566 6.6%
Three months ended March 31
NET REVENUES  in thousands

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Sourcing Results Q1 2015
Net revenue growth driven by a 9% case volume increase across a variety of commodities and services.
Q1 2015 net revenue margin is consistent with expectations.
Q1 2014 net revenue margin was low, due primarily to high
commodity prices caused by weather issues.
2015 2014 % Change
Total revenues $353,633 $335,808 5.3%
Total net revenues $29,965 $26,846 11.6%
Net revenue margin 8.5% 8.0% 5.3%
Three months ended March 31
SOURCING NET REVENUES  in thousands

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

in thousands
Summarized Income Statement
Personnel expense growth was primarily the result of increased equity vesting, profit sharing expenses and personnel expenses from the Freightquote acquisition.
Other SG&A expenses increased primarily due to our acquisition of
Freightquote, including amortization expenses of approximately
$1.9 million, and an increase in claims expenses.
Three months ended March 31
2015 2014 % Change
Total revenues $3,300,890 $3,142,585 5.0%
Total net revenues 525,110 457,235 14.8%
Personnel expenses 255,144 220,297 15.8%
Selling, general & admin 88,041 79,967 10.1%
Total operating expenses 343,185 300,264 14.3%
Income from operations $181,925 $156,971 15.9%
Percent of net revenue 34.6% 34.3% 0.9%

Three months ended March 31
March 31, 2015
Cash & investments $135,783
Current assets $1,846,915
Total assets $3,309,224
Debt $1,130,000
Stockholders investment $1,058,020
CASH FLOW DATA
BALANCE SHEET DATA
Other Financial Information
in thousands
2015 2014 % Change
Net cash provided by operating activities $100,395 $14,440 595.3%
Capital expenditures, net $6,666 $12,595 -47.1%
• Strong cash flow quarter
• Total debt balance $1.130 billion
• $500 million, 4.28% average coupon
• $630 million drawn on new revolver,
1.30% current rate as of March 31,
2015

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

in thousands
Capital Distribution
• Capital returned to shareholders during the quarter
• $57.3 million cash dividend
• $47.3 million in cash for repurchase activity
• 593,100 shares
• Average price $74.06 for shares repurchased
• Target is to return approximately 90% of net income to shareholders annually.
2010 2011 2012 (a) 2013 2014 Q1 2015
Net income $387,026 $431,612 $447,007 $415,904 $449,711 $106,476
Capital distribution
Cash dividends paid $168,902 $194,697 $219,313 $220,257 $215,008 $57,335
Share repurchases 157,381 250,274 255,849 807,449 (b) 176,645 47,254
Subtotal $326,283 $444,971 $475,162 $1,027,706 $391,653 $104,589
Percent of net income
Cash dividends paid 44% 45% 49% 53% 48% 54%
Open market share repurchases 41% 58% 57% 194% 39% 44%
Subtotal 84% 103% 106% 247% 87% 98%
(a) 2012 Net Income is adjusted to excluded transaction related gains and expenses.  A reconciliation of adjusted results appears in Appendix A. 2012 Dividends exclude the fifth dividend payment made during the year.
(b) Includes a $500 million accelerated share repurchase.

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

A look ahead
2015 outlook is progressing as planned
Margin comparisons become more challenging
April to date, total company net revenue has increased approximately 6 percent per business day when compared to April to date in 2014
Areas of focus in 2015
Freightquote performance and integration is going well
Sales and account management initiatives
Technology development, process efficiency and network optimization
Acquiring and developing the industries best talent

C.H. ROBINSON

©2012 C.H. Robinson Worldwide, Inc. All Rights Reserved.

Appendix A: 2012 Summarized Adjusted Income Statement
In thousands, except per share amounts
Twelve months ended December 31, 2012
1) The adjustment to personnel consists of $33 million of incremental vesting expense of our equity awards triggered by the gain on the divestiture of
T-Chek. The balance consists of transaction related bonuses.
2) The adjustments to other operating expenses reflect fees paid to third parties for:
a) Investment banking fees related to the acquisition of Phoenix
b) External legal and accounting fees related to the acquisitions of Apreo and Phoenix and the divestiture of T-Chek.
3) The adjustment to investment and other income reflects the gain from the divestiture of T-Chek.
4) The adjustment to diluted weighted average shares outstanding relates to the shares of C.H. Robinson stock issued as consideration paid to the sellers in the acquisition of Phoenix.
5) The adjustment to diluted weighted average shares outstanding relates to the additional vesting of performance-based restricted stock as a result of the gain on sale recognized from the divestiture of T-Chek.
2012 Actual
Non-recurring
Acquisition Impacts
Non-recurring
Divestiture  Impacts
Adjusted
Total net revenues $1,717,571 $1,717,571
Personnel expenses (1) 766,006 -385 -34,207 731,414
Other operating expenses (2) 276,245 -10,225 -379 265,641
Total operating expenses 1,042,251 -10,610 -34,586 997,055
Income from operations 675,320 10,610 34,586 720,516
Investment & other income (3) 283,142 -281,551 1,591
Income before taxes 958,462 10,610 -246,965 722,107
Provision for income taxes 364,658 2,745 -92,303 275,100
Net income $593,804 7,865 -$154,662 $447,007
Net income per share (diluted) 3.67 2.76
Weighted average shares (diluted) 161,946 185 (4) 92 (5) 161,669
To assist investors in understanding our financial performance, we supplement the financial results that are generated in accordance with the accounting principles generally accepted in the United States, or GAAP, with non-GAAP financial measures, including non-GAAP operating expenses, non-GAAP income from operations, non-GAAP net income and non-GAAP diluted net income per share. We believe that these non-GAAP measures provide meaningful insight into our operating performance excluding certain event-specific charges, and provide an alternative perspective of our results of operations. We use non-GAAP measures to assess our operating performance for the quarter. Management believes that these non-GAAP financial measures reflect an additional way of analyzing aspects of our ongoing operations that, when viewed with our GAAP results, provides a more complete understanding of the factors and trends affecting our business.